2023 Outlook Meeting February 23, 2023

2 SAFE HARBOR STATEMENT Certain information in this news release constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements, are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) the impact of COVID-19 on our business, financial position, results of operations, liquidity and capital resources, and overall business operations; (2) sustained periods of low interest rates; (3) fluctuation in insurance reserve liabilities and claim payments due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in governmental programs; (4) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity; (5) changes in, or interpretations or enforcement of laws and regulations; (6) our ability to hire and retain qualified employees; (7) a cyber attack or other security breach could result in the unauthorized acquisition of confidential data; (8) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cyber attack, or other event; (9) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (10) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (11) changes in our financial strength and credit ratings; (12) our ability to develop digital capabilities or execute on our technology systems upgrades or replacements; (13) actual experience in the broad array of our products that deviates from our assumptions used in pricing, underwriting, and reserving; (14) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (15) ability to generate sufficient internal liquidity and/or obtain external financing; (16) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (17) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; (18) effectiveness of our risk management program; (19) contingencies and the level and results of litigation; (20) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (21) fluctuation in foreign currency exchange rates; and (22) our ability to meet environment, social, and governance standards and expectations of investors, regulators, customers, and other stakeholders. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part 1, Item 1A "Risk Factors" of our annual report on Form 10-K for the year ended December 31, 2021. The forward- looking statements in this news release are being made as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.

3 NON-GAAP FINANCIAL MEASURES We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measure is a better performance measure and a better indicator of the profitability and underlying trends in our business: • After-tax adjusted operating income or loss, which differs from net income due to the exclusion of investment gains or losses and the amortization of the cost of reinsurance as well as certain other items, as applicable. • Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain or loss on hedges. • Book value per common share excluding accumulated other comprehensive income (loss) (AOCI). Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or loss as a measure of our overall profitability. Refer to the Appendix for a reconciliation of the non-GAAP financial measure used in this presentation to the most directly comparable GAAP measure. LONG-DURATION TARGETED IMPROVEMENTS (LDTI) In 2018, the Financial Accounting Standards Board issued Accounting Standard Update 2018-12, “Targeted Improvements to the Accounting for Long- Duration Contracts”. This update significantly amends the accounting and disclosure requirements for long-duration insurance contracts. We will adopt this guidance effective January 1, 2023 with changes applied as of January 1, 2021, also referred to as the transition date. The following outlook discussion includes consideration of the impacts of this new accounting standard to projected future operating earnings. However, historical results do not reflect the impacts of ASU 2018-12.

4 AGENDA AND PRESENTERS Opening Remarks & Company Overview Rick McKenney, President & Chief Executive Officer Growth Strategy Mike Simonds, EVP, Chief Operating Officer Chris Pyne, EVP, Group Benefits Polly Nicholas, SVP, Unum Services Tim Arnold, EVP, Voluntary Benefits & President, Colonial Life Mark Till, EVP, Unum International Questions and Answers Investments Martha Leiper, EVP, Chief Investment Officer Closed Block Strategy Steve Mitchell, SVP, President, Closed Block Financial Performance Steve Zabel, EVP, Chief Financial Officer Questions and Answers INTRODUCTION & STRATEGY FINANCIAL STRENGTH

Opening Remarks and Company Overview Rick McKenney CHIEF EXECUTIVE OFFICER 5

KEY MESSAGES 6 • Purpose-driven employee benefits franchise with leading market positions established through multiple cycles • Emerged from pandemic stronger and better positioned to grow our leading market positions – Year-over-year earnings per share (EPS)1 growth of 43% – Accelerated return to long-term growth rates – Capital strength in holding company cash, RBC, and historically low leverage • Closed block management continued opportunity to unlock value • Ability and capacity to chart our course in 2023 – Projected EPS1 growth of 8-12% – Fully recognize LTC premium deficiency reserve (PDR) by year- end – Increase run rate of share repurchase to $300M in second half of year 1After-tax adjusted operating earnings per share

FINANCIAL INFORMATION After-tax Adjusted Operating Earnings $1,254 million Total Revenue $12 billion Operating Return on Equity (ROE) 11.6% Book Value per Share (excluding AOCI) $60.45 PREMIUM DISTRIBUTION Group Disability 30% Closed Block 10% Group Life and AD&D 19% Supplemental & Voluntary 16% Colonial Life 18% International 7% $9.6B 7

8 UNUM: A DIVERSIFIED EMPLOYEE BENEFITS LEADER Helping the working world thrive throughout life’s momentsTM Paid nearly $8 billion in benefits in 2022 Protecting 45 million workers and their families Serving 181,000 companies as they attract, protect and retain employees Helped more than 348,000 individuals return to work in 2022

9 THE MARKET NEED workers will be disabled live paycheck to paycheck covered by high deductible 1 in 1063% 1 in 4 30% on family leave at any given time

THE WORKFORCE REMAINS A POWERFUL DISTRIBUTION CHANNEL Our unique position of distributing products and services through the employer continues to be a differentiator 10 • Attract and retain talent • Workforce management • Economies of scale • Digital connectivity through HRIS platforms • Risk pooling • Population openness to benefits education • Trust: 75% of employees trust their employer to do what is right • Access: 90% of Disability and 78% of Life Insurance is acquired through the workplace PROVIDER EMPLOYEE EMPLOYER

11 DOING THE RIGHT THING THE RIGHT WAY Our purpose guides all that we do, supported by efforts in environmental, social and governance and recognized externally for our strong culture ENVIRONMENTAL Mitigating and adapting to how environmental matters, including climate change, will affect us and our impact on the environment SOCIAL Ensuring that the financial security that our products and services provide contributes to more inclusive and equitable communities GOVERNANCE Utilizing good corporate governance practices and strategies to enable our growth

12 MARKET LEADERSHIP US Voluntary Benefits (Unum and Colonial Life) US Life (Unum and Colonial Life) 1 1 2 4 INDUSTRY EVOLUTION • Group benefits consolidation over the last five years • Growing competitor investments in Voluntary Benefits • Solutions and services playing a more important role • Increased awareness of products we offer internationally US Disability (Individual and Group) UK Disability

$6.31B $6.54B $6.87B $7.19B $7.47B $7.91B $8.33B $8.38B $8.49B $8.68B 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $32.25 $33.12 $35.90 $39.24 $42.45 $43.98 $48.92 $51.54 $54.63 $60.45 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Book Value per Share (excluding AOCI) Core Operations Premium 13 RESILIENT BUSINESS MODEL

14 CAPITAL STRENGTH • 420% RBC • $1.6B holding company cash • Leverage 23.7% • Repurchased $200M of shares • Dividend increased 10%; paid $255M Emerged from 2022 with record strength • Maintain ample capital flexibility for executing on growth priorities • Increase common stock dividend • Increase run rate of share repurchase to $300M in second half of year • Fully recognize LTC PDR by year-end 2023 Expected Actions

15 OUR GOALS & ASPIRATIONS We will focus on key actions to drive our strategy and deliver market leading returns for our shareholders. Exceed market growth rates for our core operations, leveraging our competitive advantages, bolstered by key capabilities Continue existing dividend approach, with annual increases, and execution of buyback strategy Reduce capital demands through improving value creation, fully recognizing PDR, and increasing predictability of outcomes MITIGATE LTC OVERHANG RETURN VALUE GROW OUR CORE

Growth Strategy Mike Simonds CHIEF OPERATING OFFICER 16

17 KEY MESSAGES FOR CORE OPERATIONS • Our markets are largely under-penetrated with strong demand for our products and services • Rapidly expanding HR technology and Unum's investment in innovation is enabling greater reach across and within employer groups • Our strategy is focused on growth, underpinned by consistent risk management and expense discipline

18 GROWING DEMAND FOR BENEFITS TOTAL MARKET PENETRATION 46% 41% 35% 54% 71% 61% 56% 67% 80% 77% 66% 61% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Group Life STD LTD Dental GROUP BENEFITS 32% 28% 27% 53% 50% 45% 62% 61% 57% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Accident Hospital Indemnity Critical Illness SUPPLEMENTAL HEALTH EMPLOYEE DEMAND • 97% of millennials say insurance benefits offered at work are either more valuable (47%) or as valuable (50%) now than before the pandemic1 • There are 2 jobs openings for every person seeking a job2 • Total US workforce is projected to grow at half the rate as in the last decade2 ⏹ Small ⏹ Mid ⏹ Large 25% of small employers, and 40% of mid/large employers, say they are very likely to add new benefits in the next 2 years1 1LIMRA 2US Bureau of Labor Statistics (BLS)

19 EMPLOYERS RAPIDLY ADOPTING CLOUD HR TECHNOLOGY HR PLATFORMS (Employer-Centric) LEADING BENEFIT PLATFORMS (Broker-Centric) 30% YoY growth of leading providers 20,000 Small Business Customers added in 2022 Larger Employers Larger Employers Larger Employers Smaller Employers Smaller Employers Smaller Employers 95% of small employers still use paper for enrollment Employers rapidly moving to cloud GROWTH FUELED BY... • Rapidly expanding capabilities in the cloud • Growing ecosystems surrounding cloud platform • Maintenance expense to keep on-premise systems current EMPLOYER-SIZE MIX FOR PLATFORMS WITH UNUM’S HRCONNECT Workday UKG ADP WorkforceNow Market projected to grow 10% per year through 2029

20 HOW WE WILL WIN ACROSS OUR BUSINESSES Best and most productive sales force Best absence experience for employers and employees Differentiated broker experience Market-leading products and value add proposition Best bundled admin experience for employers US EMPLOYEE BENEFITS INTERNATIONAL

INVESTING IN TALENT 21 BUILDING INNOVATION COMPETENCE INVESTING IN CAPABILITIES Growing our tech and change teams... ...and setting up for success • 85% of Unum employees agree that the company provides them with opportunities for L&D, top 10% of all companies • 84% of employees say their jobs make good use of their skills and abilities, top 25% of all companies • In 2022, new hire and upskilling classes and events reach 7,000+ learners 2019 2020 2021 2022 2023 27% 33% 2021 2022 Internal Movement External Hires +100%

22 DISABILITY RISK MANAGEMENT Disability Market Share Unum + Colonial Life 19% #2 14% #3 12% #4 11% #5 10% Unum UK 32% #2 21% #3 16% #4 11% #5 10% US LTD PAID INCIDENCE & RECOVERIES Indexed to 2018 2018 2019 2020 2021 2022 2023 Outlook ⏺ Recoveries ⏹ Paid Incidence US GROUP DISABILITY Benefit Ratio1 60% 65% 70% 75% 80% 2019 2020 2021 2022 2023 Outlook FMLA Services – Revenue Growth 1Excludes LTD reserve releases in 2021 and 2022 2018 2019 2020 2021 2022 2023 Outlook #1 Leader in Absence Management

EFFICIENCY INITIATIVES INVESTMENTS WILL YIELD EFFICIENCY IMPROVEMENTS Adjusted Operating Expense Ratio1 Investments in people and technology • Wage increases to keep pace with market • Staffing ahead of strong growth • Expansion of Solutions business 2018 2019 2020 2021 2022 2023 2024 2025 2026 MAJOR INITIATIVES UNDERWAY TO IMPROVE OE OVER THE HORIZON • A digital-first, end-to-end leave experience • AI models for claims eligibility, liability and duration • Adoption of digital channels for enrollment, administration and claims • Reduced real estate footprint OE ratio expected to peak in 2023, increasing 50-75bps over 2022 23 1Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income

24 Core Businesses KEY DRIVERS OF GROWTH • Market dynamics and innovation accelerating top line • Predictable loss ratios • Improving efficiency • Strong and experienced leadership team 2019 2020 2021 2022 2023 Outlook ROE OUTLOOK 17-19% 2019 2020 2021 2022 2023 Outlook SALES OUTLOOK 8-12% growth 2019 2020 2021 2022 2023 Outlook PREMIUM OUTLOOK 3-5% growth 2019 2020 2021 2022 2023 Outlook ADJUSTED OPERATING INCOME OUTLOOK 10-13% growth

Unum US Strategy Chris Pyne GROUP BENEFITS Polly Nicholas UNUM SERVICES 25

26 BUSINESS SNAPSHOT Over 60,000 employers and 38 million policies in-force Group Benefits 1 Absence Management & FMLA Services Individual Disability Benefits 2 Group Long-Term and Short-Term Disability 6 Life Voluntary Benefits 7 Total Supplemental Health 11 Dental Providing Value for our Customers • Employee benefits provider serving all market sizes • Broad portfolio of products and services • Distribute through the brokerage and consulting community • Expanding leave services and capabilities • Rapidly emerging Medical Stop-Loss offering Our Leadership Position Earned Premium Adjusted Operating Income Adjusted Operating ROE $6,258.3 M $ 970.7 M 16.3% 2022 PREMIUM DISTRIBUTION 2022 KEY STATS 7.4% Individual Disability 4.4% Dental & Vision 29.5% Group Life and AD&D 45.3% Group Disability 13.4% Voluntary Benefits

27 HOW WE GO TO MARKET HOW WE WIN Small Employers (Under 100 employees) Mid Market Employers (100 to 2,000 employees) Large Employers (2,000+ employees) • 75 Small Business Sales Consultants • Digital-first bundled products enabled by broker or HR focused technology • 175 Market based Sales Consultants and Client Managers • Bundled products & solutions enabled by HR technology options and leave management capabilities • 47 Market based Sales Consultants and National Client Managers • Focus on leave management, solutions and deep integration with winning employer HCM platforms • Sales and client management aligned by market size • Specialized sales teams for select products – Individual Disability, Large Voluntary and Medical Stop-Loss • Technological proficiency aligned to customer segments • Risk management alignment – Customer and block renewal programs – Customer satisfaction expectations enable persistency and price plans – Reward and incentive plans are aligned across the business focused on delivering appropriate margin

Best and most productive SALES FORCE 28 INVESTING IN THE FUTURE: UNUM US • Enhance benefits packages to attract and retain talent • Technology associated with administering benefits has become critical • MyUnum coordinated enrollment, billing and administration for Dental & Vision, Group and Supplemental Health • Connections with select 3rd party platforms to create a similar experience on employer platforms of choice • Investing in Dental – Complete claim re-platform: Enhanced auto-adjudication – Growing Unum Dental network • Individual Disability enhancements – Enhanced employer funded offering – Tech enhanced enrollment and policy delivery • Mid & large market human capital management platform connections • Mid & large market Leave Management capabilities and other solutions – HR Connect – Total Leave • Specialized sales expertise connecting products and benefits/HR platforms • Leave Management expertise Best bundled ADMIN EXPERIENCE Best ABSENCE EXPERIENCE Investing in our product PORTFOLIO

Delivering a unique advantage that is outpacing the competition

Our technology strategy enables greater reach and more efficient service models

UNUM HR CONNECT

- Data Exchange
- Eligibility
- Evidence of Insurability
- Enrollment
- Billing
- Leave

HR Connect Client Growth

Higher Close Ratios and Persistency



2018
2019
2020
2021
2022
2023
1 Workday
2 ADP WorkforceNOW
3 UKG

● Launched platform in HR Connect

UNUM TOTAL LEAVE

Leave Landscape

- FMLA
- State-Paid Leave
- STD & LTD
- Corporate Leave

Employee Expectations

- Leave is second-most important benefit[1]
- Modern experiences including: Digital claims, Zelle Payments, employee tracking and industry-leading talent

Total Leave Client Growth

1:8 Ratio Fees to Premium per client



2020
2021
2022
2023
Build
Launch MVP
Robust Solution

[1] SHRM

unumGROUP 29

2019 2020 2021 2022 2023 Outlook SALES OUTLOOK 8-12% growth 2019 2020 2021 2022 2023 Outlook PREMIUM OUTLOOK 4-6% growth 2019 2020 2021 2022 2023 Outlook ROE OUTLOOK 16-18% 2019 2020 2021 2022 2023 Outlook 6-9% growth ADJUSTED OPERATING INCOME OUTLOOK Unum US KEY DRIVERS OF GROWTH 30 • Earnings demonstrate resilience throughout the pandemic • Further, our success in these market segments with this set of capabilities allows us to grow our business while maintaining leading profit margins • Plans are appropriately bullish, with projected growth across sales, earned premium and ROE • Employee-funded voluntary benefits are extremely important to the Unum story

Colonial Life and Unum Voluntary Benefits Strategy Tim Arnold COLONIAL LIFE AND VOLUNTARY BENEFITS 31

32 Over 95,000 clients served and 4.5 million policies in-force Providing Value for our Customers FOR EMPLOYEES • Benefits education • Protecting finances • Promoting wellness • Proactive claims payment FOR EMPLOYERS • Core enrollment • Personalized benefits counseling • Value of benefits • Digital experience Our Leadership Position Accident, Sickness, and Disability, 55.7% Life, 23.6% Cancer and Critical Illness, 20.7% Voluntary Benefits 1 Individual Life 2 Accident 3 Hospital Indemnity 4 Cancer 7 Critical Illness Earned Premium Adjusted Operating Income Adjusted Operating ROE $1,702.0 M $ 374.6 M 19.1% 2022 KEY STATS 2022 PREMIUM DISTRIBUTION Colonial Life BUSINESS SNAPSHOT

33 HOW WE GO TO MARKET HOW WE WIN Colonial Life Unum Voluntary Benefits Synergies across Brands • Comprehensive suite of relevant products and services • Accelerating investment in tools to support agents, clients and policyholders • Improving the overall customer experience • Leverage HR Connect • Cross Sell into Group employer-paid customers • Broker Relationship Management • Large Case Strategy • Product Development • Enterprise Enrollment Solutions • Cross Brand Sales • Integrated Back Office • National network of 12,000 independent agents committed to developing strong long-term relationships • Nationwide network of benefits counselors to help employees navigate their options for all of their benefits • Sales enablement tools and resources designed to prioritize business growth and efficiency • Transparent compensation model and outcome- based incentives • Dedicated service teams specialized in aligning clients with the best products and services • Colonial sales results focused on core commercial and public sector, driving 85-90% of sales

34 INVESTING IN THE FUTURE: COLONIAL LIFE • Gathr – Modern Enrollment Experience – Benefits Administration System – Payroll – HCM • Data Connectivity • Agent Assist – Lead Generation – CRM – Agent Productivity • Gathr • Cross-Brand Sales Product investments driving $250M+ of incremental value over 3-year horizon from 2024-2026 Best bundled ADMIN EXPERIENCE Best and most productive SALES FORCE LIFE Strategic investments to modernize our portfolio SUPPLEMENTAL HEALTH AND DENTAL Targeted investments to strengthen our portfolio and streamline the client experience DISABILITY Focused investments to advance our market leadership, capitalize on industry verticals and regulatory activity Investing in our product PORTFOLIO

35 2019 2020 2021 2022 2023 Outlook SALES OUTLOOK 8-12% growth 2019 2020 2021 2022 2023 Outlook PREMIUM OUTLOOK 1-3% growth 2019 2020 2021 2022 2023 Outlook 24-27% growth 2019 2020 2021 2022 2023 Outlook ROE OUTLOOK 20-22% ADJUSTED OPERATING INCOME OUTLOOK Colonial Life KEY DRIVERS OF GROWTH • Record earnings in 2022 • Earned premium 1% above year-end 2019 • Strong digital tool adoption by agents, employers, and policyholders • Implementation of Gathr – proprietary modernized enrollment and benefits administration platform • National introduction of Unum group products to Colonial Life Distribution

Unum International Strategy Mark Till UNUM INTERNATIONAL 36

BUSINESS SNAPSHOT UNUM UK 1 Group Income Protection 2 Dental 3 Group Critical Illness 7 Group Life UNUM POLAND Premier player in Individual and Group markets Over 19,000 employers and 2.5 million people insured Group Long- term Disability 52.4% Group Life 19.2% Supplemental 15.9% Poland 12.5% Providing Value for our Customers Our Leadership Position Earned Premium Adjusted Operating Income Adjusted Operating ROE $718.8 M $127.0 M 20.3% 2022 KEY STATS 2022 PREMIUM DISTRIBUTION FOR EMPLOYEES • Strong claims & rehab proposition • Market leading wellbeing • Integrated customer portal (Help@Hand) FOR EMPLOYERS • Only specialist in Group Risk • Market leader in LTD • Innovative products • Best broker relationships

HOW WE GO TO MARKET

- Strongly intermediated UK market (sales, admin and claim). Distribution through large-scale 'Employee Benefit Consultancies' (EBC's), mid-size brokers and extensive network of small IFA's
- Poland – Group risk business distribution through brokers and (newly created) direct to employer channel
- Poland – Individual distribution through Life Protection Advisors (LPA's)


Unum UK – Sources of Business
60%
40%
20%
0%
Large EBC
Mid-size Brokers
Small Brokers
Broker Market Share
Unum Source of Business

HOW WE WIN

Core Segment (Under 500 employees)

- Innovative products with tangible service add-ons
- High quality service and strong relationships with brokers
- Unum is 'preferred provider' for the 3 largest EBC's in the UK (combined market share of 45%) and recently secured an additional three preferred designations in the next tier down

Large Case (500+ employees)

- Brand heritage – LTD, innovation and specialist provider
- Strong claims proposition with in-house case management and rehabilitation function
- Superior pricing & risk capabilities allow Unum to play selectively
- Value adding services support retention

Poland & Supplemental

- Poland Group product distribution through strong relationships with key international brokers & new direct to SME channel
- Poland distributes Individual products through 220 highly experienced LPA's
- UK dental and critical illness driven by strong broker support unum GROUP 38

39 INVESTING IN THE FUTURE: UNUM UK & UNUM POLAND • Building new strategic broker relationships in the mid-market • Strengthening relationship management model • Investment in CRM tools • Market leading integrated value-added services - Help@Hand 360 • Improved employer and employee engagement • Broader product set further in risk and wellbeing • Scale up Group business broker channel • Build and scale new direct to SME sales team • Expand Individual business LPA distribution numbers and geographical footprint • New direct to employer Group product set • More comprehensive Individual product range • Complimentary health and wellbeing offering BEST & MOST PRODUCTIVE SALES FORCE MARKET-LEADING PRODUCTS BEST & MOST PRODUCTIVE SALES FORCE MARKET-LEADING PRODUCTS UNUM UK UNUM POLAND • Segmented omni-channel broker service • Structured broker experience change program • Enhanced online services for brokers • Improved broker engagement program DIFFERENTIATED BROKER EXPERIENCE

40 • 2022 earnings at highest level in 10 years, driven by top-line growth and UK inflation tailwind1 • UK 2023 top-line growth driven by strategic investments to improve broker experience and customer engagement • Poland sales and premium growth driven by group business • UK Inflation tailwind expected to wind down in 1H-23, impacting growth outlook • ROE surpasses pre-pandemic levels 2019 2020 2021 2022 2023 Outlook SALES OUTLOOK2 2019 2020 2021 2022 2023 Outlook PREMIUM OUTLOOK2 2019 2020 2021 2022 2023 Outlook 0-2% growth 5-7% growth 5-7% growth 2019 2020 2021 2022 2023 Outlook ROE OUTLOOK 12-14% ADJUSTED OPERATING INCOME OUTLOOK Unum International KEY DRIVERS OF GROWTH 1In local currency 22023 outlook on constant currency basis

Key Takeaways Mike Simonds CHIEF OPERATING OFFICER 41

42 DELIVER PRODUCTS AND SERVICES That help the working world thrive throughout life’s moments OUR CURRENT FOCUS Market-leading growth and returns in our core business • Disability & Absence Management • Life • Supplemental Health • Dental & Vision INVESTING IN THE FUTURE Building expanded competencies at the workplace • Medical Stop-Loss • Behavioral Health • New Leave and Caretaking Benefits • Pet Insurance

43 KEY MESSAGES FOR CORE OPERATIONS • Sustained demand for our products and services at the workplace • Technology enabling greater reach and more efficient service models • Market-leading positions with strong track record of value creation for clients • Advantaged business model through business cycles • Exceptional team with a focused strategy on disciplined growth

Q&A Rick, Mike, Chris, Polly, Tim, Mark 44

Intermission 45

Investments 46 Martha Leiper CHIEF INVESTMENT OFFICER

47 KEY MESSAGES Our resilient investment portfolio, constructed to support our liabilities, is aided by our ability to be selective and hold through cycles • Higher rates contributing to an improved book yield • Portfolio size allowing us to be selective and pursue relative value opportunities • Execution of core-tail investment strategy and interest rate hedging program helping to mitigate long-term care interest rate risk • Corporate credit competency continuing to build on track record of outperformance • Portfolio positioned to weather weaker economic environments without material impacts

PORTFOLIO SNAPSHOT

Constructed to support our liabilities

Investment Approach

- Lack of disintermediation risk facilities a through-the-cycle approach
- Active management of positions deemed vulnerable to default
- Long horizon supports an allocation to alternatives
- RBC covariance benefit further supports BBB allocation

Recent Highlights

- Strong 2022 performance and yield increasing
- $389M of upgrades from HY to IG with no fallen angels in 2022; watch list credits at a low level
- Durable alternative portfolio with $110M of income in 2022 despite market pressure; portfolio building to support LTC tail liabilities
- ~$1B of future long-term care cashflows hedged

ASSET ALLOCATION[1]



Commerical Mortgage Loans 6%
Alternatives 3%
Cash 4%
Mortage Backed Securities 2%
Gov't 3%
High Yield 5%
Municipals 9%
Private Placements 14%
Corporates 54%

2022 Net Investment Income	Book Value[1]	Earned Book Yield[1]
$2.1B	$43.3B	4.6%

[1]Portfolio Information as of 12/31/2022, excludes policy loans unum GROUP

48

49 WELL-DIVERSIFIED FIXED-MATURITY PORTFOLIO SPECIALIZED IN BBB • Concentration in corporate credit aligns with core competency • Underweight to more cyclical industries • High yield exposure at historically low level • Watch-list low, with no credits as high default risk • 91% of BBB- holdings have positive or stable outlook • Expect net neutral downgrades to high yield from investment grade AAA 5.2% AA 11.9% A 27.1% BBB+ 16.6% BBB 23.8% BBB- 9.7% < BBB- 5.7% BBB 50.1% as of 12/31/2022 Fixed Maturity Securities $37.8B (Book Value)

50 OPPORTUNITIES IN OTHER ASSET CLASSES 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2017 2018 2019 2020 2021 2022 Alternatives & High Yield Alternatives High Yield • High yield has declined over time due to active management, call activity and ratings upgrades • Alternative assets increasing to match liability needs • Within the high yield portfolio, our CCC (and below) exposure has declined to below $30M in 2023 • Commercial mortgage loan portfolio is well diversified with low exposure to office Office 17.4% Industrial 30.6% Retail 21.9% Other 1.8% Apartment 28.3% Commercial Mortgage Loan Property Type Distribution

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Moody’s 0.16 2.21 2.75 0.34 0.40 0.40 0.25 0.39 0.79 0.74 0.32 0.34 0.60 1.00 0.10 0.20 Unum - 0.45 0.64 0.02 0.05 0.05 - - 0.12 0.10 - - 0.42 0.25 0.03 0.11 (% ) 51 CREDIT OUTLOOK: DEMONSTRATED TRACK-RECORD Portfolio consistently outperforms Moody’s default benchmark Simulated a moderate recession in our most recent portfolio stress test • Haircut individual credit financial forecasts • Evaluated individual credit metrics (post-stress) • Identified and reviewed 54 credits ($1.8B) of heightened concern • No credit defaults expected

CREDIT OUTLOOK: TOOL SET TO CALIBRATE AND MONITOR TRENDS 52 • Fewer IG downgrades (to HY) despite heavy BBB exposure • Credit lists monitor changes in credit trends • We expect net neutral upgrades/downgrades in 2023 Tracking changes in credit quality Performance: Unum vs. Moody’s Downgrade Benchmark 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 -400 -300 -200 -100 0 100 200 300 0 200 400 600 800 1,000 1,200 Q3:19 Q4:19 Q1:20 Q2:20 Q3:20 Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Q1:22 Q2:22 Q3:22 Q4:22 Potential Falling Angel Potential Rising Star Actual Net Upgrade/Downgrade Moody’s Benchmark Unum Downgrades

Closed Block Strategy Steve Mitchell CLOSED BLOCK 53

54 KEY MESSAGES Focused strategy on reducing the footprint and capital demands of the closed block • Actively managing the capital demands through multiple actions • Ongoing rate increase program and active risk management provide meaningful value levers • Market for inorganic transaction continues to mature following IDI deal • Hedging program leveraged positive interest rate environment • Strong capital position and current interest rate environment give us flexibility to fully recognize PDR by year-end and reduce future capital contributions Improve Value Creation Reduce the Footprint Increase Predictability of Outcomes

CLOSED BLOCK OVERVIEW

Unum's Closed Block segment consists of group and individual long-term care, individual disability, and a de minimis block of other insurance products no longer actively marketed

Closed Long Term Care (LTC) Block

- Announced discontinuation of ILTC sales in 2009 & GLTC in 2011
- Largely group plans
- 98% of policies are indemnity based

Closed Disability Block (included in All Other)

- Mature block with sales discontinued in mid-1990s
- Block largely in claim status
- ~85% of risk reinsured on a Statutory Basis

	Net GAAP Reserves[1,2]	% Incurred Claim Reserves[3]
LTC	$14.0B	19.7%
All Other	$2.2B	62.1%
Total Closed Block	$16.2B	

LTC Statutory Reserves[2]
$16.6B

[1] Excludes FAS 115 adjustment
[2] Reserve balances exclude unearned premium reserves
[3] % of Total Gross Reserves

LTC Block: Active Lives


Individual
14%
Group: Employee-Paid
34%
Group: Employer-Paid
52%

2022 KEY STATS

Premium Income
$944.3M

Adjusted Operating Income
$247.9M

Adjusted Operating ROE
4.0%

unum GROUP 55

56 We continue to make meaningful progress, working with regulators, to obtain approval for LTC rate increases 0.5 0.7 2.5 3.8 4.2 4.2 0.5 1.1 2.4 3.4 4.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2008 2010 2012 2014 2016 2018 2020 2022/2023 B ill io n s To date, have achieved a total net present value (NPV) of ~$4.0B in rate increase approvals Since 2018 we have achieved ~$1.6B NPV of approvals We will continue to actively engage with regulators to pursue actuarially justified rate increases and rate increase alternatives for policyholders Approved Assumed Success Rate (less than requested)

57 Enabling Risk Management through changes in LTC claim process Enhanced data and technology to manage risk, optimize care, and drive efficient claim management ON CLAIM Wellness interventions aimed at longer term impact: disease prevention, healthy living Targeted interventions to help prevent more near time risks PRE-CLAIM Paid Caregiver Family Policyholder Unpaid Caregiver Policyholder Unified data and intelligence to fuel interactions and flag intervention DATA & INTELLIGENCE

58 Recent IDI transaction shows a willingness, a capability, and a market for risk transfer IDI CLOSED BLOCK REINSURANCE TRANSACTION HISTORY The transaction with Global Atlantic, which was finalized in early 2021, covered roughly 85% of the risk within the IDI Closed Disability Block (CDB) • Have continued to grow our capabilities and actively seek partners in the risk transfer space • IDI transaction serves as a great example of how the risk transfer market has evolved in recent years • On LTC ⁃ Higher interest rates have improved the environment for a transaction ⁃ Liability assumptions remain a primary area of focus Committed to pursuing additional risk transfer strategies provided the economics make sense

59 Our LTC investment strategy allows us to capitalize on alternative investments and market conditions to manage interest rate risk We’ve taken measured steps to advance our hedging program during 2022 and early 2023, with plans for continued expansion • Hedging actions to-date represent approximately 25% of US Treasury rate reinvestment risk over the next 5 years • Improved ALM profile for LTC liabilities by lengthening the asset duration on the portfolio • Produced immediate balance sheet benefits • Improved predictability of outcomes by reducing sensitivity to interest rate movements Our investment strategy aims to take advantage of duration and the illiquid nature of LTC cash flows while also mitigating interest rate risk LTC Investment Strategy Core Liabilities less than 30 years; focus on minimizing durational mismatch Tail Liabilities in years 30+; long-duration liabilities are supported by higher yielding, less liquid asset classes • Mitigating interest rate risk in the Core portfolio through ALM strategy, including recent hedge program expansion • Creating economic value by backing long-tail cash flows with >$1B alternative asset portfolio that earns an illiquidity premium

60 Strong capital and statutory reserve positions behind LTC provide meaningful flexibility and protection As of December 31, 2022, we have recognized $1.2B of PDR balance As of December 31, 2022, total statutory reserves exceed GAAP reserves by nearly 20%2 30-Year Treasury Yield1 (assume rates held constant) 2026 PDR Projected Balance 4.00% $0.5B 3.50% $1.0B 3.00% $1.4B 2.50% $2.0B 1Assumes parallel shift to yield curve as of 12/31/2022 $8 $9 $10 $11 $12 $13 $14 $15 $16 $17 $18 LTC STAT Reserves LTC GAAP Reserves B ill io n s STAT to GAAP difference Premium Deficiency Reserve • Improved interest rates continue to reduce balance of PDR; hedge program expansion reduces interest related downside sensitivity • Plans to fully recognize PDR by year-end 2023 provides additional confidence and flexibility going forward 2Statutory includes $1.2B premium deficiency reserve in Unum America, $45M premium deficiency reserve in Provident Life & Accident, and $0.9B asset adequacy reserve in First Unum; GAAP excludes FAS 115 adjustment and unearned premium reserves

Financial Performance Steve Zabel CHIEF FINANCIAL OFFICER 61

KEY MESSAGES

Strong business fundamentals experienced in 2022 are expected to continue in 2023, driving earnings growth, capital generation, and ability to expand capital return and fully recognize PDR by year-end.

FINANCIAL OUTLOOK

- Core operations premium growth back in long-term expected range
- Earnings growth expectations stronger post-pandemic
- High single-digit EPS[1] growth in 2023 building off of 43% in 2022
- LDTI provides modest earnings lift
- Ability to grow in a mild to moderate recession

CAPITAL PLAN

- Stable capital generation model provides high levels of free cash flow
- Full PDR recognition greatly reduces capital needs in Fairwind going forward
- Increase capital deployment towards growth opportunities and shareholder return

[1]After-tax adjusted operating earnings per share

unum GROUP 62

Outlook 63

64 OUTLOOK AND LONG-TERM EXPECTATIONS 2020 OUTLOOK 2023 OUTLOOK LONG-TERM EXPECTATION Core Operations Premium 4-6% 3-5% 4-7% Consolidated After-tax Adjusted Operating Earnings1 0-2% 6-9% 4-7% Adj. Operating Earnings Per Share1 4-7% 8-12% 8-10% 12023 outlook represents growth rate over historically reported 2022 results (non-LDTI) • 2023 Core Operations expected premium growth is within the range of our long-term expectations • Earnings and EPS growth in 2023+ exceeds our previous targets

65 CONSIDERING LDTI MAJOR LDTI OUTLOOK CONSIDERATIONS BY LINE DAC Amortization Impact Benefit Ratio Impact Net Earnings Impact Voluntary Products (Colonial Life & Unum US) • Reserve margin runoff • Longer DAC amortization period • Buffered claims volatility Long-term Care • No DAC or margin in LTC block • Buffered claims volatility Individual Disability • Reserve margin runoff • Longer DAC amortization period • Buffered claims volatility • New claims discounted at higher interest rate Group Products (US/UK) • Claims volatility remains due to lack of ALR • Interest rate environment drives discount rate Directional Impact to Earnings

66 2023 SEGMENT OUTLOOKS Benefit Ratios Unum US Group Disability 64-67% Group Life and AD&D 73-76% Individual Disability 48-52% Voluntary Benefits 40-43% Dental & Vision 70-73% Unum International 71-74% Colonial Life 47-50% Long-term Care 85-90% Sales Growth Premium Growth Adjusted Operating ROE Unum US 8-12% 4-6% 16-18% Unum International ($) 2-5% 2-4% 12-14% Colonial Life 8-12% 1-3% 20-22% Core Operations 8-12% 3-5% 17-19%

Capital Management 67

68 CAPITAL GENERATION • The primary sources of our holding company cash are dividends from our US traditional insurance companies • Our statutory earnings provide for strong dividend capacity. Additional sources of cash include dividends from our UK subsidiary and services agreements • We expect the rate of earnings and dividends will grow in line with our GAAP earnings growth expectations (4-7%) SOURCES OF CAPITAL ($M) US Statutory Earnings1 $950 – 1,050 International Dividends $50 – 100 Services Agreements $100 – 150 Capital Generation $1,100 – 1,300 $1027M $726M $681M $965M 2019 2020 2021 2022 2023 Outlook AFTER-TAX STATUTORY EARNINGS 1Net gain from operations, after-tax

69 2023 EXPECTATIONS FOR CASH USE Unum’s capital position at the end of 2022 provides immense financial flexibility to fully recognize the PDR and begin returning more capital to shareholders 2023 OUTLOOK 5-YEAR HORIZON LTC Capital Contributions $800-900M None expected Dividends $250-275M Expected to increase at 10% per year Share Repurchases $250M $300M+ Interest Expense ~$200M Consistent1 1Subject to debt management activity

CAPITAL TARGETS & PRIORITIES

Our capital target metrics remain constant and support an "A" financial strength rating

	LONG-TERM TARGET	2022 RESULT	2023 YEAR-END OUTLOOK
Risk-Based Capital Ratio	>350%	420%	~400%
Holding Company Liquidity	>1x fixed costs[1] (~$450M)	$1.6B	~$1.5B
Leverage[2]	<30%	23.7%	~23%

- Following actions to fully recognize the PDR by year-end and increase the pace of share repurchases, we expect healthy levels of capital at year-end 2023.
- Our capital deployment priorities remain:
  - Investing in the growth of our industry leading core business
  - M&A opportunities focused on capabilities
  - Growing shareholder dividends
  - Repurchasing shares

[1] *Interest payments & common stock dividend*
[2] *Leverage excludes certain AOCI items*

unum GROUP 70

Q&A Rick, Martha, Steve M, Steve Z, Mike 71

Closing Comments 72 Rick McKenney CHIEF EXECUTIVE OFFICER

Appendix: LTC Demographics Non-GAAP Reconciliations 73

74 • Our LTC block is predominately group- sponsored plans • These group policies generally have higher lapse rates and less rich benefits (less lifetime benefits, lower avg. daily benefits and less inflation protection) • Approximately 98% of the LTC block is indemnity based (not impacted by cost of care) DEMOGRAPHICS PROFILE (As of 9/30/2022) ILTC Employee-Paid GLTC Employer-paid GLTC Total LTC Block Overview Average issue date 2002 2002 2005 2003 Number of policies/lives (approx.) 126,000 318,000 484,000 928,000 Number of claims incurred 42,746 16,566 1,339 60,651 YTD persistency 96.0% 96.4% 92.4% 95.4% Avg annual earned premiums/policy1 $2,174 $998 $221 $751 Attained Age Average attained age of ALR 77 65 49 58 Average attained age of DLR 86 80 79 84 Benefits % lifetime benefit by lives count 38% 10% 1% 9% Avg inflated daily benefit $274 $154 $77 $130 Average benefit period (non-lifetime) 4.4 years 3.9 years 2.7 years 3.2 years Average elimination period (days) 81 90 90 89 Inflation Protection % with 5% compound 21% 20% 4% 12% % with < 5% compound 29% 0% 0% 4% Simple inflation 30% 27% 5% 16% No inflation 20% 54% 90% 68% LTC BLOCK DEMOGRAPHIC PROFILE 1Based on GAAP premium income

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	December 31 2022		December 31 2021		December 31 2020		December 31 2019		December 31 2018	
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity, As Reported	$ 9,197.5	$ 46.51	$ 11,416.4	$ 56.37	$ 10,871.0	$ 53.37	$ 9,965.0	$ 49.10	$ 8,621.8	$ 40.19
Excluding:										
Net Unrealized Gain (Loss) on Securities	(2,023.8)	(10.23)	962.2	4.75	1,067.7	5.24	615.9	3.03	(312.4)	(1.46)
Net Gain (Loss) on Hedges	(9.6)	(0.05)	61.8	0.30	97.8	0.48	187.8	0.93	250.6	1.17
Subtotal	11,230.9	56.79	10,392.4	51.32	9,705.5	47.65	9,161.3	45.14	8,683.6	40.48
Excluding:										
Foreign Currency Translation Adjustment	(389.1)	(1.97)	(273.9)	(1.35)	(261.3)	(1.28)	(281.6)	(1.39)	(305.2)	(1.42)
Subtotal	11,620.0	58.76	10,666.3	52.67	9,966.8	48.93	9,442.9	46.53	8,988.8	41.90
Excluding:										
Unrecognized Pension and Postretirement Benefit Costs	(334.1)	(1.69)	(396.0)	(1.96)	(530.0)	(2.61)	(484.8)	(2.39)	(447.2)	(2.08)
Total Stockholders' Equity, Excluding AOCI	$ 11,954.1	$ 60.45	$ 11,062.3	$ 54.63	$ 10,496.8	$ 51.54	$ 9,927.7	$ 48.92	$ 9,436.0	$ 43.98

	December 31 2017		December 31 2016		December 31 2015		December 31 2014		December 31 2013	
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity, As Reported	$ 9,574.9	$ 43.02	$ 8,968.0	$ 39.02	$ 8,663.9	$ 35.96	$ 8,521.9	$ 33.78	$ 8,639.9	$ 33.23
Excluding:										
Net Unrealized Gain (Loss) on Securities	607.8	2.73	440.6	1.92	204.3	0.84	290.3	1.15	135.7	0.52
Net Gain (Loss) on Hedges	282.3	1.27	327.5	1.42	378.0	1.57	391.0	1.55	396.3	1.52
Subtotal	8,684.8	39.02	8,199.9	35.68	8,081.6	33.55	7,840.6 #	31.08	8,107.9	31.19
Excluding:										
Foreign Currency Translation Adjustment	(254.5)	(1.15)	(354.0)	(1.54)	(173.6)	(0.72)	(113.4)	(0.45)	(47.1)	(0.18)
Subtotal	8,939.3	40.17	8,553.9	37.22	8,255.2	34.27	7,954.0	31.53	8,155.0	31.37
Excluding:										
Unrecognized Pension and Postretirement Benefit Costs	(508.1)	(2.28)	(465.1)	(2.02)	(392.6)	(1.63)	(401.5)	(1.59)	(229.9)	(0.88)
Total Stockholders' Equity, Excluding AOCI	$ 9,447.4	$ 42.45	$ 9,019.0	$ 39.24	$ 8,647.8	$ 35.90	$ 8,355.5	$ 33.12	$ 8,384.9	$ 32.25

unum GROUP 75

76 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES After-Tax Adjusted Operating Income Average Allocated Equity1 Adjusted Operating Return on Equity Year Ended December 31, 2022 Unum US $ 767.2 $ 4,706.9 16.3% Unum International 156.7 772.7 20.3% Colonial Life 295.7 1,549.1 19.1% Core Operating Segments 1,219.6 7,028.7 17.4% Closed Block 190.9 4,762.6 4.0% Corporate (156.2) (979.6) Total $ 1,254.3 10,811.7 11.6% 1Excludes unrealized gain (loss) on securities and net gain (loss) on hedges and is calculated using the stockholders' equity balances shown below. 12/31/2022 12/31/2021 Total Stockholders' Equity $ 9,197.5 $ 11,416.4 Excluding: Net Unrealized Gain (Loss) on Securities (2,023.8) 962.2 Net Gain (Loss) on Hedges (9.6) 61.8 Total Adjusted Stockholders' Equity $ 11,230.9 $ 10,392.4 Twelve Months Ended 12/31/2022 Average Adjusted Stockholders' Equity $ 10,811.7

77 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Year Ended December 31 2022 (in millions) Net Income $ 1,314.2 Excluding: Net Investment Loss (net of tax benefit of $3.5) (12.2) Amortization of the Cost of Reinsurance (net of tax benefit of $13.4) (50.4) Net Reserve Change Related to Reserve Assumption Updates (net of tax expense of $32.5) 122.5 After-tax Adjusted Operating Income $ 1,254.3